Discontinued Operations	12 Months Ended
Dec. 31, 2012
Discontinued Operations
NOTE 2	Discontinued Operations

The Company sold certain assets and liabilities of TPOS on September 30, 2010. The sale of certain assets and liabilities of TPOS was the result of management’s decision during the third quarter of 2010 to divest non-strategic businesses and focus resources on core products and services. The Company had a pre-tax goodwill impairment of $2.2 million (approximately $1.5 million after-tax) related to TPOS, which was included in discontinued operations as part of the sale. This transaction resulted in the assumed lease of its Sacramento, California, facility and the closure of its Columbus, Georgia-based distribution center.

TSYS will continue to use the buyer in a referral arrangement for customers who approach the Company for terminal services but will not have significant continuing involvement after the sale to the buyer.

TPOS was neither a significant component of the Merchant Services segment, nor TSYS’ consolidated results.

In accordance with the provisions of ASC 205, the Company determined the TPOS business became a discontinued operation in the third quarter of 2010.

The following table presents the summarized results of discontinued operations for the year ended December 31, 2010:

(in thousands)	2010
Total revenues	$7,430

Operating loss	$(1,840)

Income taxes	$(621)

Loss from discontinued operations, net of tax	$(1,243)

Loss on disposition, net of tax	$(2,002)

The Consolidated Statements of Cash Flows include TPOS through the respective date of disposition.